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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                            LIQUIDMETAL TECHNOLOGIES
                            -------------------------
             (Exact name of Registrant as specified in its charter)


                 CALIFORNIA                            33-0264467
          --------------------------              ---------------------
            (State of incorporation                   (IRS Employer
               or organization)                    Identification No.)
       100 NORTH TAMPA ST., SUITE 3150
                TAMPA, FLORIDA                           33602
  --------------------------------------------         -----------
   (Address of principal executive offices)             (Zip Code)

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]


Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class          Name of each exchange on which each
          to be so registered                class is to be registered
          -------------------                -------------------------
                 None


Securities Act registration statement file number to which this form relates:
Registration No. 333-73716

Securities to be registered pursuant to Section 12(g) of the Act:

                           Common Stock, no par value
                           --------------------------
                                (Title of Class)


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The description of the Common Stock, no par value, of Liquidmetal Technologies (the "Registrant") to be registered hereunder is contained under the caption "Description of Capital Stock" in the Prospectus constituting a part of the Registration Statement on Form S-1 filed by the Registrant with the Securities and Exchange Commission on November 20, 2002, as amended (the "Registration Statement"), which description is incorporated herein by reference.

ITEM 2.  EXHIBITS.

       EXHIBIT
       NUMBER                              DOCUMENT DESCRIPTION

         3.1 Amended and Restated Articles of Incorporation of the Registrant, incorporated by reference to Exhibit 3.1 in Amendment No. 2 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-73716).

         3.2      Bylaws of the Registrant, incorporated by reference to Exhibit
                  3.2 in Amendment No. 2 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-73716).

         4.2 Specimen stock certificate for shares of the Registrant's Common Stock, incorporated by reference to Exhibit 4.2 in Amendment No. 3 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-73716).


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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Tampa, State of Florida, on the 15th day of May, 2002.



                                     LIQUIDMETAL TECHNOLOGIES


                                     By: /s/ John Kang
                                         --------------
                                     John Kang
                                     President and Chief Executive Officer


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